AUGUST 10, 2016

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD ENVIRONMENTAL OPPORTUNITIES FUND

(A SERIES OF HARTFORD MUTUAL FUNDS, INC.)

DATED MARCH 1, 2016

1.              Effective March 14, 2016, Christine Detrick became a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

a.              Under the heading “FUND MANAGEMENT — NON-INTERESTED DIRECTORS,” the following information is added to the table:

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	68	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

b.              Under the heading “FUND MANAGEMENT — STANDING COMMITTEES,” the first sentence of the fifth paragraph is deleted in its entirety and replaced with the following:

The Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.

c.               Under the heading “FUND MANAGEMENT — STANDING COMMITTEES,” the first sentence of the sixth paragraph is deleted in its entirety and replaced with the following:

The Investment Committee currently consists of Lynn S. Birdsong, Christine Detrick, Duane E. Hill and Lemma W. Senbet.

d.              Under the heading “FUND MANAGEMENT — STANDING COMMITTEES,” the first sentence of the seventh paragraph is deleted in its entirety and replaced with the following:

The Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.

e.               The paragraph immediately before the section entitled “FUND MANAGEMENT — DIRECTOR QUALIFICATIONS” is deleted in its entirety.

f.                Under the heading “FUND MANAGEMENT — DIRECTOR QUALIFICATIONS,” the following information is added:

Christine Detrick.  Ms. Detrick has over thirty years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as a director of a private mid-sized financial services company.

g.               Under the heading “FUND MANAGEMENT — NON-INTERESTED DIRECTORS,” the following information is added to the table that discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2015 (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND*	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Christine Detrick	N/A	None

h.              Under the heading “FUND MANAGEMENT — COMPENSATION OF OFFICERS AND DIRECTORS,” the following information is added to the table that discloses the compensation paid by the Company to the following directors for the fiscal year ended October 31, 2015 and certain other information:

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds, Inc.	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors*
Christine Detrick, Director**	$0	$0	$0	$0

** Ms. Detrick became a Director of the Board after October 31, 2015.

2.              Effective immediately, the information regarding Mr. Macdonald is deleted in its entirety and, under the heading “FUND MANAGEMENT — OFFICERS AND INTERESTED DIRECTORS,” the following information is added to the table:

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016

Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.

				N/A	N/A
ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016

Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.

				N/A	N/A

3.              Effective immediately, under the heading, “INVESTMENT MANAGEMENT ARRANGEMENTS – ADVISORY FEE PAYMENT HISTORY,” the last paragraph and corresponding table in this section are deleted in their entirety and replaced with the following:

In consideration of services rendered and expenses assumed pursuant to this agreement, the Fund pays HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Average Daily Net Assets	Annual Fee
First $5 billion	0.025%
Next $5 billion	0.020%
Amount Over $10 billion	0.015%

Effective November 1, 2016, the fees paid pursuant to the fund accounting agreement noted above are changing.  Effective November 1, 2016, in consideration of services rendered and expenses assumed pursuant to this agreement, the Fund will pay HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Amount Over $7 billion	0.010%

4.              Effective immediately, the following information is added immediately after the last paragraph in the section entitled “INVESTMENT OBJECTIVES AND POLICIES - CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS:”

The Board may convert the Fund to a master-feeder structure without shareholder approval and with advance notice to the Fund’s shareholders. Under a master-feeder structure, the Fund (i.e., feeder fund) would seek to achieve its investment objective by, instead of investing in portfolio securities directly, investing all or a portion of its investable assets in another open-end investment management company (i.e., master fund) with substantially the same investment objective, restrictions and policies.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.